ASSET ACQUISITION	6 Months Ended
Jun. 30, 2023
Business Combination and Asset Acquisition [Abstract]
ASSET ACQUISITION

NOTE 5. ASSET ACQUISITION

On April 17, 2023, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Flisom (the “Seller”), pursuant to which, among other things, the Company purchased certain assets relating to thin-film photovoltaic manufacturing and production from the Seller (collectively, the “Assets”), including (i) certain manufacturing equipment located at Seller’s Niederhasli, Switzerland facility (the “Manufacturing Facility”) and (ii) related inventory and raw materials at the Manufacturing Facility (collectively, the “Transaction”). In connection with the Transaction, the Company also acquired, by operation of Swiss law, the employment contracts of certain employees of Seller in Switzerland who are functionally predominantly working with the Assets, subject to such employees being offered the right to remain employed by Seller after the closing of the Transaction. The total consideration paid by the Company to Seller in connection with the Transaction was an aggregate amount in cash equal to $2,800,000.

At the Closing, the Company and Seller also entered into (i) a Transition Services Agreement requiring the Seller to provide transition support for the Company’s operation of the Assets, with fees to be paid by the Company for performing defined support services, (ii) a Sublease Agreement allowing the Company’s to use the Manufacturing Facility where the Assets are located, and (iii) a Technology License Agreement, pursuant to which Seller granted the Company a revocable, non-exclusive license to certain intellectual property rights of the Seller used in the operation of the Assets (the “Licensed IP”), subject to certain encumbrances on the Licensed IP in favor of Seller’s lender. The Company will also receive proceeds from fulfilling a supply agreement obligation for one of the Seller’s customers.

The total purchase price, including transaction costs of $1,283,926, was allocated as fvollows:

Asset Price Allocation
Inventory
Raw Material	$130,030
Finished Goods	62,427
Other Assets	98,746
Fixed Assets
Manufacturing machinery and equipment	3,682,621
Furniture, fixtures, computer hardware and computer software	110,102

In addition to the Asset Purchase Agreement, on April 20, 2023, the Company entered into a letter agreement (the “Letter Agreement”) with FL1 Holding GmbH, a German company (“FL1”) that is affiliated with BD 1 Investment Holding, LLC (“BD1”), an affiliate of the Company, BD1 and BD Vermögensverwaltung GmbH (“BD”), the parent entity of FL1 (collectively, the “Affiliates”), in connection with the prospective acquisition by FL1 of substantially all shares in Seller following the Closing, subject to the satisfaction of certain terms and conditions. The Letter Agreement, among other things, granted the Company the option, but not the obligation, (i) to purchase certain intellectual property rights of Seller relating to thin-film photovoltaic manufacture and production for $2,000,000 following the release of certain liens on such intellectual property rights in favor of Seller’s lender, and (ii) for a period of 12 months following the Closing, to resell the Assets to the Affiliates for an aggregate amount equal to $5,000,000, with such transaction to close within 90 days following the exercise of the Company’s resale right. On June 16, 2023, the Company exercised its option to resell the Assets to the Affiliates.